Exhibit 99.2

August 8, 2016 Second Quarter 2016 Earnings Conference Call 1 Second Quarter 2016 Earnings Conference Call August 8, 2016

August 8, 2016 Second Quarter 2016 Earnings Conference Call 2 Forward Looking Statements This presentation may include "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements herein that are not clearly historical in nature are forward - looking, and the words "anticipate," "assume," "believe," "expect," "estimate," "plan," "will," "may," and the negative of these and similar expressions generally identify for ward - looking statements. All forward - looking statements involve risks, uncertainties and contingencies, many of which are beyond Flamel's control and could cause actual results to differ materially from the results contemplated in such forward - looking statements. These risks, uncertainties and contingencies include the risks relating to: our dependence on a small number of products and customers for the majority of our revenues; the possibility that our Bloxiverz ® and Vazculep ® products, which are not patent protected, could face substantial competition resulting in a loss of market share or forcing us to reduce the prices w e c harge for those products; the possibility that we could fail to successfully complete the research and development for the two pipe lin e products we are evaluating for potential application to the FDA pursuant to our "unapproved - to - approved" strategy, or that competitors could complete the development of such products and apply for FDA approval of such products before us; our dependence on the performance of third parties in partnerships or strategic alliances for the commercialization of some of ou r products; the possibility that our products may not reach the commercial market or gain market acceptance; our need to invest substantial sums in research and development in order to remain competitive; our dependence on certain single providers for development of several of our drug delivery platforms and products; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and mar ket such technologies or products before we do; the challenges in protecting the intellectual property underlying our drug delive ry platforms and other products; our dependence on key personnel to execute our business plan; the amount of additional costs we will incur to comply with U.S. securities laws as a result of our ceasing to qualify as a foreign private issuer; and the oth er risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, includin g o ur annual report on Form 10 - K for the year ended December 31, 2015, all of which filings are also available on the Company's website. Flamel undertakes no obligation to update its forward - looking statements as a result of new information, future events or otherwise, except as required by law.

August 8, 2016 Second Quarter 2016 Earnings Conference Call 3 FT228 - Medusa™ Exenatide Phase 1b PD Performance comparable to current marketed products Bydureon ® & Victoza ® Biomarkers / Surrogate Endpoints: • Glycated Hemoglobin (HbA1c) • Fasted Plasma Glucose (FPG) • Weight Loss Favorable Safety Profile: • Low incidence prolonged gastrointestinal side effects • Low incidence mild injection site reactions FT228: Once - weekly subcutaneous injection formulation of exenatide using its proprietary Medusa™ technology for treatment of type 2 diabetes Purpose: Assess safety & steady - state pharmacokinetic (PK) & pharmacodynamic (PD) profile of 1 dose FT228 (140mcg) per week for 4 weeks in 12 type 2 diabetes mellitus patients PK data showed continuous release of exenatide over period of up to 14 days & RBA > 94%

August 8, 2016 Second Quarter 2016 Earnings Conference Call 4 FT227 – Trigger Lock™ Hydromorphone ▪ Completed two pharmacokinetic (PK) studies in 30 healthy volunteers ▪ Independent in vitro study confirming superior resistance to extraction/recovery in various media under several different conditions compared to Exalgo ® and Oxycontin ® FT227: Abuse - deterrent, extended - release, oral hydromorphone using Trigger Lock™ technology for treatment of pain ▪ Feedback from FDA regarding clinical development pathway: In vivo alcohol interaction study to be conducted during 3Q 2016 ▪ Goal: Provide further confirmation of abuse - deterrent capabilities FDA Guidance Progress To Date

August 8, 2016 Second Quarter 2016 Earnings Conference Call 5 LiquiTime ® Perrigo Partnership (OTC) ▪ Ibuprofen likely to be lengthy and expensive approval process – evaluating potential replacement product ▪ Guaifenesin slated to begin pivotal trial in 1H 2017 Prescription Products ▪ Feasibility studies underway ▪ Product selection late 2016 / early 2017

FT218 – Micropump® Sodium Oxybate

FT218: Once nightly version oral formulation of sodium oxybate utilizing Micropump® technology for the treatment of narcolepsy

Special Protocol Assessment (SPA) Filed with FDA end of Q1 2016

Dialogue with FDA

- No substantive issues
- Expect finalization near-term
- Overall trial tiamline intact – NDA filing end 2017 / early 2018

Ongoing Activities

- Registration of clinical sites

Competitive Landscape

- 6 of 7 Risk Evaluation & Mitigation (REMS) patents held by JAZZ invalidated on July 26, 2016
- Flamel continues to develop its own REMS strategy

FLAMEL technologies
Second Quarter 2016 Earnings Conference Call August 8, 2016
6

August 8, 2016 Second Quarter 2016 Earnings Conference Call 7 Bloxiverz ®, Vazculep ® & Akovaz ™ Bloxiverz held between 40% - 45% of neostigmine market during 2Q 2016 Vazculep increased market share in 2Q 2016 • 32% 1mL market volume • 100% 5mL market volume • 100% 10mL market volume Akovaz to launch in August 2016 • Market value ~ 200 million Combined Sales of Bloxiverz & Vazculep totaled $36 Million in 2Q 2016

FSC Pediatric Products

FSC pediatrics

KarbinalER
(carbinoxamine maleate) extended-release oral suspension | 4mg/5mL

flexichamber®
Anti-static Valved Collapsible Holding Chamber ℞ Only

CEFACLOR
For Oral Suspension, USP
125 mg/5 mL · 250 mg/5 mL · 375 mg/5 mL

AcipHex® Sprinkle™
(rabeprazole sodium)
Delayed-Release Capsules

- Sales below expectations, but up ~ $1 million Q/Q
- Growth across all products
- Flexichamber launched planned for early Q4
- Continue to optimize sales territories, product distribution & 3rd party payer access
- Charlotte office closed end of July 2016

FLAMEL technologies
Second Quarter 2016 Earnings Conference Call August 8, 2016 8

August 8, 2016 Second Quarter 2016 Earnings Conference Call 9 GAAP Financial Results Difference - Inc./(Dec.) (in 000s) Q2 2016 Q1 2016 Q2 2015 Q2 2016 vs. Q1 2016 Q2 2016 vs. Q2 2015 Revenue $ 38,858 $ 36,216 $ 48,602 $ 2,642 $ (9,744) Cost of products and services sold 3,907 3,906 2,756 1 1,151 Research and development expenses 7,604 5,388 7,204 2,216 400 Selling, general and admin expenses 11,290 9,461 5,873 1,829 5,417 Intangible asset amortization 3,702 3,514 3,139 188 563 Fair value adjustments of contingent consideration 23,898 8,243 32,000 15,655 (8,102) Operating Expenses 50,401 30,512 50,972 19,889 (571) Operating income (loss) (11,543) 5,704 (2,370) (17,247) (9,173) Interest & Other Expense (net) (966) (4,450) (5,981) 3,484 5,015 Income (loss) before income taxes (12,509) 1,254 (8,351) (13,763) (4,158) Income tax provision 7,449 7,312 8,507 137 (1,058) Net loss $ (19,958) $ (6,058) $ (16,858) $ (13,900) $ (3,100) Diluted loss per share $ (0.48) $ (0.15) $ (0.42) $ (0.34) $ (0.07) Included in Q2 2016 is $5,900 of Additional Revenue Due to the Change in Revenue Model

August 8, 2016 Second Quarter 2016 Earnings Conference Call 10 Non - GAAP Financial Results Difference - Inc./(Dec.) (in 000s) Q2 2016 Q1 2016 Q2 2015 Q2 2016 vs. Q1 2016 Q2 2016 vs. Q2 2015 Revenue $ 38,858 $ 36,216 $ 48,602 $ 2,642 $ (9,744) Cost of products and services sold 3,145 3,143 2,756 2 389 Research and development expenses 7,604 5,388 7,204 2,216 400 Selling, general and admin expenses 11,290 9,461 5,873 1,829 5,417 Intangible asset amortization - - - - - Fair value adjustments of contingent consideration 6,992 6,445 9,140 547 (2,148) Operating Expenses 29,031 24,437 24,973 4,594 4,058 Operating income (loss) 9,827 11,779 23,629 (1,952) (13,802) Interest & Other Expense (net) (814) (867) (930) 53 116 Income (loss) before income taxes 9,013 10,912 22,699 (1,899) (13,686) Income tax provision 9,998 9,071 11,195 927 (1,197) Net loss $ (985) $ 1,841 $ 11,504 $ (2,826) $ (12,489) Diluted loss per share $ (0.02) $ 0.04 $ 0.29 $ (0.07) $ (0.31) Increase in SG&A Primarily Driven from Investments in Infrastructure, People and One - Time Cross Border Merger Expenses *Reconciliations from GAAP to Non - GAAP can be found in the appendix

August 8, 2016 Second Quarter 2016 Earnings Conference Call 11 Product Sales Difference - Inc./(Dec.) (in 000s) Q2 2016 Q1 2016 Q2 2015 Q2 2016 vs. Q1 2016 Q2 2016 vs. Q2 2015 Bloxiverz $ 25,620 $ 24,747 $ 44,283 $ 873 $ (18,663) Vazculep 10,421 9,406 3,627 1,015 6,794 Other 2,124 1,200 692 924 1,432 Total product sales and services $ 38,165 $ 35,353 $ 48,602 $ 2,812 $ (10,437) License and research revenue $ 693 $ 863 $ - $ (170) $ 693 Total revenues $ 38,858 $ 36,216 $ 48,602 $ 2,642 $ (9,744) Bloxiverz Market Share Averaged Just North of 40% in the Second Quarter Total Product Sales Declined Year - over - Year Due to Increased Competition for Bloxiverz

August 8, 2016 Second Quarter 2016 Earnings Conference Call 12 Cash Flow Summary Six Months Ended June 30, 2016 2015 TOTAL Cash and Marketable Securities Beginning Balance $ 144,802 $ 92,834 Operating Cash Flows (excluding tax and earnout /royalty payments) 36,816 60,176 Tax Payments (13,100) (20,875) Earnout /Royalty Payments (16,316) (7,006) Repayment of Debt - (5,518) Capital Spending (760) (659) Other 1,736 1,565 FX 1,685 (4,397) Change in Total 10,061 23,286 Ending Balance $ 154,863 $ 116,120 (in 000s) Balance Sheet Remains Strong with No Bank Debt and $154.9 Million in Cash and Marketable Securities

August 8, 2016 Second Quarter 2016 Earnings Conference Call 13 Full - Year 2016 Guidance UPDATED PREVIOUS Revenue $125M - $140M $110M - $130M Research & Development Expenses $30M - $40M $35M - $50M

August 8, 2016 Second Quarter 2016 Earnings Conference Call 14 Question & Answer

August 8, 2016 Second Quarter 2016 Earnings Conference Call 15 Appendix

GAAP to Non-GAAP Reconciliations

Three Months Ended June 30, 2016:
(in thousands - USD$)

		Adjustments							
		Exclude				*Include*			
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Income tax expense (benefit) related to adjustments	Total Adjustments	NON-GAAP
Product sales and services	$ 38,165	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 38,165
License and research revenue	*693*	-	-	-	-	-	-	-	*693*
Total revenue	**38,858**	-	-	-	-	-	-	-	**38,858**
Cost of products and services sold	3,907	-	-	(762)	-	-	-	(762)	3,145
Research and development expenses	7,604	-	-	-	-	-	-	-	7,604
Selling, general and administrative expenses	11,290	-	-	-	-	-	-	-	11,290
Intangible asset amortization	3,702	(3,702)	-	-	-	-	-	(3,702)	-
Changes in fair value of related party contingent consideration	23,898	-	-	-	(23,898)	6,992	-	(16,906)	6,992
Total operating expenses	**50,401**	**(3,702)**	-	**(762)**	**(23,898)**	**6,992**	-	**(21,370)**	**29,031**
Operating income (loss)	**(11,543)**	**3,702**	-	**762**	**23,898**	**(6,992)**	-	**21,370**	**9,827**
Investment Income	390	-	-	-	-	-	-	-	390
Interest Expense	(263)	-	-	-	-	-	-	-	(263)
Other Expense - changes in fair value of related party payable	(2,773)	-	-	-	2,773	(941)	-	1,832	(941)
Foreign exchange gain (loss)	1,680	-	(1,680)	-	-	-	-	(1,680)	-
Income (loss) before income taxes	**(12,509)**	**3,702**	**(1,680)**	**762**	**26,671**	**(7,933)**	-	**21,522**	**9,013**
Income tax provision	7,449	-	-	-	-	-	2,549	2,549	9,998
Income Tax Rate	*(60%)*	-	-	-	-	-	-	*12%*	*111%*
Net Loss	**$ (19,958)**	**$ 3,702**	**$ (1,680)**	**$ 762**	**$ 26,671**	**$ (7,933)**	**$ (2,549)**	**$ 18,973**	**$ (985)**
Net loss per share - Diluted	**$ (0.48)**	**$ 0.09**	**$ (0.04)**	**$ 0.02**	**$ 0.64**	**$ (0.19)**	**$ (0.06)**	**$ 0.46**	**$ (0.02)**
Weighted average number of shares outstanding - Diluted	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*

FLAMEL technologies
Second Quarter 2016 Earnings Conference Call
August 8, 2016
16

GAAP to Non-GAAP Reconciliations

Three Months Ended March 31, 2016:
(in thousands - USD$)

		Adjustments							
		Exclude				*Include*			
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Income tax expense (benefit) related to adjustments	Total Adjustments	NON-GAAP
Product sales and services	$ 35,353	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 35,353
License and research revenue	*863*	-	-	-	-	-	-	-	*863*
Total revenue	**36,216**	-	-	-	-	-	-	-	**36,216**
Cost of products and services sold	3,906	-	-	(763)	-	-	-	(763)	3,143
Research and development expenses	5,388	-	-	-	-	-	-	-	5,388
Selling, general and administrative expenses	9,461	-	-	-	-	-	-	-	9,461
Intangible asset amortization	3,514	(3,514)	-	-	-	-	-	(3,514)	-
Changes in fair value of related party contingent consideration	8,243	-	-	-	(8,243)	6,445	-	(1,798)	6,445
Total operating expenses	**30,512**	**(3,514)**	-	**(763)**	**(8,243)**	**6,445**	-	**(6,075)**	**24,437**
Operating income	**5,704**	**3,514**	-	**763**	**8,243**	**(6,445)**	-	**6,075**	**11,779**
Investment Income	200	-	-	-	-	-	-	-	200
Interest Expense	(175)	-	-	-	-	-	-	-	(175)
Other Expense - changes in fair value of related party payable	(1,534)	-	-	-	1,534	(892)	-	642	(892)
Foreign exchange gain (loss)	(2,941)	-	2,941	-	-	-	-	2,941	-
Income before income taxes	**1,254**	**3,514**	**2,941**	**763**	**9,777**	**(7,337)**	-	**9,658**	**10,912**
Income tax provision	7,312	-	-	-	-	-	1,759	1,759	9,071
Income Tax Rate	*583%*	-	-	-	-	-	-	*18%*	*83%*
	$ (6,058)	**$ 3,514**	**$ 2,941**	**$ 763**	**$ 9,777**	**$ (7,337)**	**$ (1,759)**	**$ 7,899**	**$ 1,841**
Net loss per share - Diluted	**$ (0.15)**	**$ 0.09**	**$ 0.07**	**$ 0.02**	**$ 0.23**	**$ (0.18)**	**$ (0.04)**	**$ 0.19**	**$ 0.04**
Weighted average number of shares outstanding - Diluted	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*

FLAMEL technologies
Second Quarter 2016 Earnings Conference Call
August 8, 2016
17

GAAP to Non-GAAP Reconciliations

Three Months Ended June 30, 2015:
(in thousands - USD$)

		Adjustments						
		Exclude			*Include*			
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Income tax expense (benefit) related to adjustments	Total Adjustments	NON-GAAP
	-						-	-
Product sales and services	$ 48,602	$ -	$ -	$ -	$ -	$ -	$ -	$ 48,602
License and research revenue	-	-	-	-	-	-	-	-
Total revenue	**48,602**	-	-	-	-	-	-	**48,602**
Cost of products and services sold	2,756	-	-	-	-	-	-	2,756
Research and development expenses	7,204	-	-	-	-	-	-	7,204
Selling, general and administrative expenses	5,873	-	-	-	-	-	-	5,873
Intangible asset amortization	3,139	(3,139)	-	-	-	-	(3,139)	-
Changes in fair value of related party contingent consideration	32,000	-	-	(32,000)	9,140	-	(22,860)	9,140
Total operating expenses	**50,972**	**(3,139)**	-	**(32,000)**	**9,140**	-	**(25,999)**	**24,973**
Operating income (loss)	**(2,370)**	**3,139**	-	**32,000**	**(9,140)**	-	**25,999**	**23,629**
Investment Income	310	-	-	-	-	-	-	310
Interest Expense	-	-	-	-	-	-	-	-
Other Expense - changes in fair value of related party payable	(2,726)	-	-	2,726	(1,240)	-	1,486	(1,240)
Foreign exchange gain (loss)	(3,565)	-	3,565	-	-	-	3,565	-
Income (loss) before income taxes	**(8,351)**	**3,139**	**3,565**	**34,726**	**(10,380)**	-	**31,050**	**22,699**
Income tax provision	8,507	-	-	-	-	2,688	2,688	11,195
Income Tax Rate	*(102%)*	-	-	-	-	-	*9%*	*49%*
Net Income (Loss)	**$ (16,858)**	**$ 3,139**	**$ 3,565**	**$ 34,726**	**$ (10,380)**	**$ (2,688)**	**$ 28,362**	**$ 11,504**
Net loss per share - Diluted	$ (0.42)	$ 0.08	$ 0.09	$ 0.87	$ (0.26)	$ (0.07)	$ 0.71	$ 0.29
Weighted average number of shares outstanding - Diluted	*40,353*	*40,353*	*40,353*	*40,353*	*40,353*	*40,353*	*40,353*	*40,353*

FLAMEL technologies
Second Quarter 2016 Earnings Conference Call
August 8, 2016
18